Celanese Q4 & FY 2015 Earnings Thursday, January 21, 2016 Conference Call / Webcast Friday, January 22, 2016 10:00 a.m. ET © Celanese Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, Chief Financial Officer Exhibit 99.3 © Celanese Celanese Corporation 1

© Celanese Celanese Corporation Forward-Looking Statements 2 This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain their current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This presentation presents the Company’s business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company’s Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company’s Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company’s business segments. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, contain references to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the company and referenced in this presentation, including definitions and reconciliations with comparable GAAP financial measures, as well as prior period information, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available under Investor Relations/Financial Information/Non-GAAP Financial Measures on our website, www.celanese.com.

Mark Rohr Chairman and Chief Executive Officer © Celanese Celanese Corporation 3

Factors Affecting Net Sales Changes FY YoY 5% 0% -5% -10% -15% -20% Volume Price CurrencyOther Total Net sales (in millions) 2015 Performance $6,000 $4,000 $2,000 $0 30% 20% 10% 0% FY 2014 FY 2015 18.6% 21.8% $6,802 $5,674 Celanese Corporation 2015 Highlights © Celanese Celanese Corporation • Record adjusted earnings per share • Highest ever adjusted EBIT margin as commercial actions and productivity offset decline in net sales • Record core income and margin in Materials Solutions driven by success of opportunity pipeline and commercial discipline 1FY YoY represents 2015 compared to 2014 Adjusted EPS FY 2015 $6.02 FY 2014 $5.67 Total segment income margin 4 1

FY YoY 2% 0% -2% -4% -6% -8% -10% -12% -14% Volume Price Currency Other Total FY YoY Core income highlights • Adjusted EBIT in Engineered Materials1 expanded as prices remained relatively stable while raw material costs declined • Strong Engineered Materials performance, productivity and lower raw material costs more than offset volume decline due to customer tow destocking and lower affiliate earnings • Equity earnings were $11 million lower as decline in MTBE pricing impacted Ibn Sina and more than offset higher earnings from Korea Engineered Plastics and Polyplastics • Cost dividends from Cellulose Derivatives ventures declined $8 million due to the expiration of a tax holiday Net sales (in millions) Materials Solutions 2015 results 2015 Performance Factors Affecting Net Sales Changes © Celanese Celanese Corporation $2,500 $2,000 $1,500 $1,000 $500 $0 40% 30% 20% 10% 0% FY 2014 FY 2015 30.1% 35.2% $2,619 $2,295 Total core income margin 5 1Engineered Materials excludes equity earnings from strategic affiliates included in Advanced Engineered Materials.

Factors Affecting Net Sales Changes FY YoY 5% 0% -5% -10% -15% -20% -25% Volume Price Currency Other Total Acetyl Chain 2015 results 2015 Performance © Celanese Celanese Corporation Net sales (in millions) Total core income margin $4,000 $3,000 $2,000 $1,000 $0 20% 16% 12% 8% 4% 0% FY 2014 FY 2015 14.2% 14.2% $4,306 $3,503 FY YoY Core income highlights • Falling raw materials and fewer industry outages in VAM versus prior year, more than offset commercial actions, productivity and lower energy costs. • In Industrial Specialties raw material cost reductions and productivity actions more than offset a decline in pricing for emulsion polymers. 6

Q4 2015 Recent Highlights © Celanese Celanese Corporation 7 • Announced addition of Polyether Ether Ketone (PEEK) to the Engineered Materials portfolio in the second half of 2016 • Launched a global tribology product platform to meet the growing demand for high- performance materials for use in moving parts • Announced implementation of a series of low capital debottlenecks and technology enhancements at the Clear Lake, Texas, acetic acid facility to expand capacity by 150kt by 2016 • Started expansion of Clear Lake, Texas, VAM facility raising plant capacity by 150kt to 450kt by 2018 • Entered into a Memorandum of Understanding with Push Group to form a new joint venture focused on the production of cellulose acetate-based specialty products • Announced capacity expansion of GUR® ultra-high molecular weight polyethylene at the Bishop, Texas, facility to 38kt by May 2016 • Confirmed permanent reduction in capacity at the Lanaken, Belgium, acetate tow production facility by 50 percent

Factors Affecting Net Sales Changes Quarter YoY QoQ 5% 0% -5% -10% -15% -20% Volume Price CurrencyOther Total Net sales (in millions) 2015 Performance $1,200 $600 $0 30% 20% 10% 0% Q4 2014 Q3 2015 Q4 2015 18.1% 21.6% 19.2% $1,559 $1,413 $1,334 Celanese Corporation Q4 2015 Highlights © Celanese Celanese Corporation • Adjusted EBIT margin of 19.2 percent, a fourth quarter record and an increase of 110 basis points over the prior year • Fourth quarter record performance for adjusted EBIT and margin in both Materials Solutions and Industrial Specialties 1QoQ represents Q4 2015 compared to Q3 2015; Quarter YoY represents Q4 2015 compared to Q4 2014 Adjusted EPS Q4 2015 $1.25 Q3 2015 $1.50 Q4 2014 $1.28 Total segment income margin 8 1 1

YoY Core income highlights • Expanded margin by holding pricing amid falling raw material costs • Productivity and lower energy and raw material costs more than offset volume decline driven by customer tow destocking • Equity earnings lower mainly due to impact of lower MTBE pricing on Ibn Sina QoQ Core income highlights • Lower volume mainly due to normal seasonality in Engineered Materials • Equity earnings lower mainly due to impact of lower MTBE pricing on Ibn Sina Net sales (in millions) Materials Solutions Q4 results Q4 Performance Factors Affecting Net Sales Changes © Celanese Celanese Corporation $600 $450 $300 $150 $0 50% 40% 30% 20% 10% 0% Q4 2014 Q3 2015 Q4 2015 28.6% 36.8% 34.8% $609 $573 $557 Total core income margin 9 Quarter YoY QoQ 2% 0% -2% -4% -6% -8% -10% Volume Price Currency Other Total

Acetyl Chain Q4 results Q4 Performance Factors Affecting Net Sales Changes © Celanese Celanese Corporation QoQ Core income highlights • Pricing declined due to weaker demand in Asia Net sales (in millions) Total core income margin $1,000 $800 $600 $400 $200 $0 16% 12% 8% 4% 0% Q4 2014 Q3 2015 Q4 2015 14.7% 12.8% 10.1% $982 $872 $812 YoY Core income highlights • Fewer unplanned industry outages in VAM in 2015 and weak demand in Asia impacted pricing • Lower pricing more than offset productivity gains and lower energy and raw material costs Quarter YoY QoQ 10% 5% 0% -5% -10% -15% -20% Volume Price Currency Other Total 10

Chris Jensen Senior Vice President and Chief Financial Officer © Celanese Celanese Corporation 11

© Celanese Celanese Corporation 12 • Expense of $174 million related to the termination of an existing supplier agreement • Pension mark-to-market adjustment of $126 million, recognizing net actuarial losses and change in value of plan assets • Asset impairment loss of $123 million related to a write-off of ethanol assets at our integrated facility in Nanjing, China • Exit costs and plant shutdown costs of $62 million related to certain facilities in Lanaken, Belgium, Tarragona, Spain and Meredosia, Illinois Significant fourth quarter items impacting GAAP results:

Strong Cash Flow Generation • Record free cash flow of $733 million before the impact of a $177 million payment to terminate a supplier contract • Expect a modest increase in free cash flow in 2016 • Ended 2015 with ~$1 billion of cash • Net capex of $306 million in 2015; Expect 2016 to be in the $250-$300 million range Continue to create value through our balance sheet Free Cash Flow (in millions) Cash flow from operations Free cash flow (FCF) FCF as % of net sales $1,000 $800 $600 $400 $200 $0 10% 8% 6% 4% 2% 0% 2013 2014 2015 $762 $962 $862 $392 $548 $556 6.0% 8.1% 9.8% © Celanese Celanese Corporation 13

Dividend* Payout and Share Repurchases Dividend Share Repurchases $600 $500 $400 $300 $200 $100 $0 2012 2013 2014 2015 $88 $247 $394 $594 Return of Cash to Shareholders Share Repurchases • Deployed $420 million to repurchase ~6.6 million shares in 2015; reduced share count by 4.3% • ~$1 billion remaining share repurchase authorization as of December 31, 2015 Dividend • Paid $174 million in dividends in 2015, a 21% increase compared to 2014 • Expect to maintain consistent payout ratio of approximately 20% $2.3 billion returned to shareholders since 2007 via dividends and share repurchases © Celanese Celanese Corporation *Based on dividends paid on common stock (in millions) 14